BlueLinx Q3 2026 Results Delivering What Matters November 4, 2026 © BlueLinx 2026. All Rights Reserved. 1 EXHIBIT 99.2

2 Safe Harbor Statement This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “could,” “expect,” “estimate,” “intend,” “may,” “project,” “plan,” “should,” “will,” “will be,” “will likely continue,” “will likely result,” “would,” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about our strategy, our capital allocation strategy and framework, including our plans for investment, acquisition and share repurchases, and our potential long-term leverage, our long-term debt maturities, and macroeconomic trends including single family housing starts and commodity price trends. Forward-looking statements in this presentation are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: adverse housing market conditions, including but not limited to housing starts, construction labor shortages, repair and remodel activity and commercial construction, foreclosure rates, interest rates, unemployment rates and job and wage growth rates, consumer debt levels, tightened availability or affordability of homeowner insurance coverage, and mortgage availability and pricing, as well as other consumer financing mechanisms, that ultimately affect demand for our products; information technology security risks and business interruption risks; consolidation among competitors, suppliers, and customers; escalating changes in retaliatory trade policies of the United States and other countries; our dependence on international suppliers and manufacturers for certain products and related exposure to risks of new or increased tariffs, antidumping and countervailing duties, and other risks that could affect our financial condition; pricing and product cost variability; volumes of product sold; competition; the cyclical nature of the industry in which we operate; loss of products or key suppliers and manufacturers; exposure to liability, including product liability and other claims and legal and regulatory proceedings related to our business, employee injuries, workers compensation claims, and the products we distribute; effective inventory management relative to our sales volume or the prices of the products we produce; acquisitions and the integration and completion of such acquisitions; the success of management initiatives, including our business and digital transformation initiatives; the ability to attract, train, and retain highly qualified associates and other key personnel while controlling related labor costs; increases in the cost of artificial intelligence and other technology tools; home center distribution disruption; business disruptions; natural disasters, catastrophes, fire, wars or other unexpected events; the impacts of climate change; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; changes in governmental rules and regulations or interpretations thereof; fluctuations in our operating results; our level of indebtedness and our ability to incur additional debt to fund future needs; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating the business; the potential to incur more debt; the fact that we have consummated certain sale leaseback transactions with resulting long-term non-cancelable leases, many of which are or will be finance leases; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; our ability to raise funds necessary to finance a required repurchase of our senior secured notes; a lowering or withdrawal of debt ratings; changes in our product mix; increases in fuel and other energy prices, including as a result of disruptions in international shipping of oil and gas through the Strait of Hormuz and the ongoing conflicts in the Middle East and Ukraine, or availability of third party freight providers; geopolitical risks, such as acts of war or terrorism or political or civil unrest; changes in insurance-related deductible/retention liabilities based on actual loss development experience; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; the costs and liabilities related to our participation in multi-employer pension plans could increase; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; interest rate risk, which could cause our debt service obligations to increase; the effects of epidemics, global pandemics or other widespread public health crises; and changes in, or interpretations of, accounting principles; and the other factors described in Part I, Item 1A, “Risk Factors”, in our Form 10-K for fiscal 2025, as supplemented by Part II, Item 1A, “Risk Factors”, in our Form 10-Q for the quarterly period ended April 4, 2026. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

Opening Remarks 3 Shyam Reddy President & CEO

n Net Sales of $813M, up 8.5% year-over-year q Due to Disdero sales, higher volumes in key categories, and improved pricing n Gross Profit of $131M, up 21% year-over-year q 78% of gross profit from specialty products n Gross Margin of 16.1%, up 170 bps year-over-year q 18.7% specialty gross margin q 10.7% structural gross margin n Net loss of $0.6M and Basic/Diluted Loss Per Share of $0.07 n Adjusted Net Income(1) of $5.5M and Adjusted Diluted EPS(1) of $0.68 n Adjusted EBITDA(1) of $31.7M, or 3.9% of Net Sales. n Cash provided by operations of $44.7M q Free cash flow(1) of $39.6M q Net leverage(1) of 0.2x (2) (1) See appendix for reconciliations for non-GAAP measures (2) Does not include finance leases for real property, per the terms of our credit agreement Explosive profitable growth with a highly engaged team 4 THIRD QUARTER 2026 RESULTS 3Q 2026 Sales by Product Category Specialty Products 68% Structural Products 32% 3Q 2026 Gross Profit by Product Category Specialty Products 78% Structural Products 22%

Financial Review 5 Kelly Wall SVP, Chief Financial Officer and Treasurer

n Net Sales increased 8.5% to $813M q Specialty products Net Sales increased 5% q Structural products Net Sales increased 18% n Gross Margin of 16.1%, up 170 bps q 16.2% gross margin excluding duty and inventory related items n Adjusted Diluted EPS of $0.68 (1) n Adjusted EBITDA of $31.7M (1) q Adjusted EBITDA margin of 3.9%, q Adjusted EBITDA margin of 3.6% excluding import duty benefit n Free Cash Flow of $40M (1) q Cash flow provided by operations of $45M q Property/equipment purchases of $5.1M 6 THIRD QUARTER 2026 RESULTS (1) See Appendix for reconciliations for non-GAAP figures (2) Does not include finance leases for real property, per terms of our credit agreement Q3 Commentary$ in millions, except per share data and leverage ratios Q3 2026 Q3 2025 Variance Net Sales $813 $749 8.5% Gross Profit $131 $108 21.0% Gross Margin % 16.1% 14.4% 170 bps Adjusted Net Income(1) $5.5 $3.7 50% Adjusted Diluted EPS(1) $0.68 $0.45 51% Adjusted EBITDA(1) $31.7 $22.4 42% Adjusted EBITDA(1) as a % of Net Sales 3.9% 3.0% 90 bps Free Cash Flow(1) $40 $53 ($13) Net Leverage Ratio (1) 2.5x 2.1x 0.4x Net Leverage Ratio per Credit Agreement(2) 0.2x (0.5x) 0.7x

($ in millions) n Net Sales of $550M, up 5% q Driven by Disdero and improved pricing q Specialty product sales represent ~68% of total net sales n Gross Profit of $103M, up 18% q Gross profit of $103M excluding import duty-related item and unusual inventory provision q Represents ~78% of total gross profit n Gross Margin of 18.7%, up 210 bps q Gross margin of 18.8% excluding import duty-related item and unusual inventory provision q Compared to Q3 2025 gross margin of 17.0%, ex. import duty item Q3 Commentary 7 SPECIALTY PRODUCTS THIRD QUARTER 2026 RESULTS $519 $484 $479 $543 $525 $505 $512 $564 $550 19.4% 18.4% 18.7% 18.5% 16.6% 18.1% 18.1% 20.0% 18.7% Net Sales GM Rate 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26

($ in millions) n Net sales of $263M, up 18% q Increase driven by improved pricing and volumes q Year-over-year industry commodity pricing: Ÿ 24% increase in average price of lumber Ÿ 15% increase in average price of panels n Gross profit of $28M, up 36% q Structural product gross profit represents ~22% of total gross profit n Gross margin of 10.7%, up 140 bps Q3 Commentary 8 $228 $227 $230 $237 $223 $211 $219 $250 $263 11.0% 10.8% 9.3% 8.2% 9.3% 10.0% 10.9% 10.9% 10.7% Net Sales GM Rate 3Q24 4Q24 1Q25 2Q26 3Q25 4Q25 1Q26 2Q26 3Q26 STRUCTURAL PRODUCTS THIRD QUARTER 2026 RESULTS

(1) Net Leverage including real property financing leases was 0.5x, 2.1x, and 2.5x in Q3 2024, Q3 2025, and Q3 2026 respectively. Net leverage ratio excluding finance lease obligations for real property, as presented above, is included within the terms of our revolving credit agreement. See Appendix for reconciliations of non-GAAP measures n At the end of Q3 2026: § Cash and cash equivalents of $350M § Total available liquidity of $689M § Net debt of $21M(1) § Net leverage of 0.2x (1) n No material outstanding debt maturities until 2029 ($ millions) Debt Maturity Schedule * Note: debt maturity schedule does not include finance lease obligations Net Leverage (1) 9 BALANCE SHEET $300$294 $322 $310 $300 $300 $300 Finance Leases Senior Notes Q3 2024 Q3 2025 Q3 2026 (1.2x) (0.5x) 0.2x Net Leverage Q3 2024 Q3 2025 Q3 2026 Outstanding Debt and Finance Leases

3Q 2026 Free Cash Flow Walk (2) $ in millions Net Working Capital Management (1) $ in millions (1) Net Working Capital includes accounts receivable, inventory, and accounts payable; Return on net working capital is calculated by dividing trailing twelve month (TTM) Adjusted EBITDA by net working capital as of the end of the period presented or discussed. (2) See Appendix for reconciliations for non-GAAP measures. 10 WORKING CAPITAL AND FREE CASH FLOW $432 $412 $462 $492 $446 $408 $473 $503 $484 Total Net Working Capital Return on Net Working Capital 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 $200 $300 $400 $500 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $(0.6) $11.7 $4.8 $(0.1) $14.1 $14.8 $(5.1) $39.6 Net Income Depreciation and Amortization Accounts Receivable Inventory Accounts Payable All Other PP&E Disbursements Free Cash Flow

INVEST IN THE BUSINESS EXPAND GEOGRAPHIC FOOTPRINT SHARE REPURCHASES OPERATING CASH FLOW GUIDING PRINCIPLES n Maintain strong balance sheet and financial stability n Long-term net leverage could increase to ~ 2.0x when considering growth n Invest in business through fluctuating economic cycles n Acquisitions aligned to strategy n Opportunistic share repurchases FREE CASH FLOW RETURN TO SHAREHOLDERSGROWTH AND MARGIN EXPANSION 11 CAPITAL ALLOCATION FRAMEWORK

Q&A 12

Appendix 13

20-year average (1) Source: Historical data is U.S. Census Bureau; Forecast from John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution (2) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. (3) Source: Historical data is Freddie Mac; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution. Mortgage rates expected to remain above 20-year average Starts expected to be around 20-year average 14 MACRO TRENDS Remodeling spend expected to be slightly up in 2027 20-year average 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 E 20 27 E 20 28 E 20 29 E — 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Total U.S. Single Family Housing Starts (SFHS) Housing starts in thousands(1) 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 E 20 27 E $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 LIRA Remodeling Activity Index TTM Moving Total - Dollars in billions(2) 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 E 20 27 E 20 28 E 20 29 E —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 30 Year Fixed Mortgage Rates As of October 2026(3)

Average Q3 26 lumber prices increased 24% year- over-year and increased 3% from Q2 26 (1) Source: Random Lengths and company analysis 15 WOOD-BASED COMMODITY PRICE TRENDS Average Q3 26 panel prices were increased 15% year-over-year and increased 5% from Q2 26 357 344 357 368 400 411 762 687 987 1,243 466 702 1,244 797 587 449 413 408 437 383 403 383 385 430 456 451 409 378 440 493 507 20 19 Q 1 20 19 Q 2 20 19 Q 3 20 19 Q 4 20 20 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 20 21 Q 1 20 21 Q 2 20 21 Q 3 20 21 Q 4 20 22 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 23 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 20 24 Q 1 20 24 Q 2 20 24 Q 3 20 24 Q 4 20 25 Q 1 20 25 Q 2 20 25 Q 3 20 25 Q 4 20 26 Q 1 20 26 Q 2 20 26 Q 3 — 200 400 600 800 1,000 1,200 1,400 373 350 337 343 387 401 682 713 1,003 1,566 766 715 1,232 874 671 528 499 532 636 585 615 599 515 549 534 487 443 438 457 485 508 20 19 Q 1 20 19 Q 2 20 19 Q 3 20 19 Q 4 20 20 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 20 21 Q 1 20 21 Q 2 20 21 Q 3 20 21 Q 4 20 22 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 23 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 20 24 Q 1 20 24 Q 2 20 24 Q 3 20 24 Q 4 20 25 Q 1 20 25 Q 2 20 25 Q 3 20 25 Q 4 20 26 Q 1 20 26 Q 2 20 26 Q 3 — 200 400 600 800 1,000 1,200 1,400 1,600 Framing Lumber Composite Index $/mbf, Quarterly Average Price(1) As of September 2026 Structural Panel Composite Index $/msf, Quarterly Average Price(1) As of September 2026

The Company reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this presentation. The Company cautions that non-GAAP measures are not presentations made in accordance with GAAP and are not intended to present superior measures of our financial condition from those measures determined under GAAP. Non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. The Company further cautions that its non-GAAP measures, as used herein, are not necessarily comparable to other similarly titled measures of other companies due to differences in methods of calculation. Adjusted EBITDA and Adjusted EBITDA Margin. BlueLinx calculates Adjusted EBITDA by starting with EBITDA, which represents net income (loss) that excludes net interest expense, income taxes, and depreciation/amortization expense for assets, then adjusts EBITDA for certain non-cash items including share-based compensation expense and realization of deferred gains on prior real estate transactions, and further adjusts for one-time or nonrecurring events such as expenses related to business acquisitions, gains or losses on sales of properties, expenses associated with a restructuring activity such as employee severance, strategic product brand changes apart from ongoing inventory management activities, and external consultant fees related to the design and implementation of our business and digital transformation initiatives. The Company presents Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. Management believes this metric helps to enhance investors’ overall understanding of the financial performance and cash flows of the business. Management also believes Adjusted EBITDA is helpful in highlighting operating trends. Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. We determine our Adjusted EBITDA Margin, which we sometimes refer to as our Adjusted EBITDA as a percentage of net sales, by dividing our Adjusted EBITDA for the applicable period by our net sales for the applicable period. We believe that this ratio is useful to investors because it more clearly defines the quality of earnings and operational efficiency of translating sales to profitability. Adjusted Net Income and Adjusted Earnings Per Share. BlueLinx defines Adjusted Net Income as net income adjusted for certain non-cash items and other special items, including expense from share-based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, expense associated with our restructuring activities, such as severance, external consultant expenses related to the design and implementation of our business and digital transformation initiatives. in addition to other significant and/or one-time, nonrecurring, non- operating items, further adjusted for the tax impacts of such reconciling items. BlueLinx defines Adjusted Earnings (Loss) Per Share (basic and/or diluted) as the Adjusted Net Income (Loss) for the period divided by the weighted average outstanding shares (basic and/or diluted) for the periods presented. We believe that Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are useful to investors to enhance investors’ overall understanding of the financial performance of the business. Management also believes Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are helpful in highlighting operating trends. Free Cash Flow. BlueLinx defines free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities. BlueLinx calculates Net Debt as its total short- and long-term debt, including outstanding balances under our term loan and revolving credit facility and the total amount of its obligations under finance leases, less cash and cash equivalents. Net Debt Excluding Real Property Finance Lease Liabilities is calculated in the same manner as Net Debt, except the total amount of obligations under real estate finance leases are excluded. Although our credit agreements do not contain leverage covenants, a net leverage ratio excluding finance lease obligations for real property is included within the terms of our revolving credit agreement. We believe that Net Debt and Net Debt Excluding Real Property Finance Lease Liabilities are useful to investors because our management reviews both metrics as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business. We determine our Overall Net Leverage Ratio by dividing our Net Debt by Twelve-Month Trailing Adjusted EBITDA. Our calculation of Net Leverage Ratio Excluding Real Property Finance Lease Liabilities is determined by dividing our Net Debt Excluding Real Property Finance Lease Liabilities by Twelve-Month Trailing Adjusted EBITDA. We believe that these ratios are useful to investors because they are indicators of our ability to meet our future financial obligations. In addition, our Net Leverage Ratio is a measure that is frequently used by investors and creditors. Our Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities are not made in accordance with GAAP and are not intended to present a superior measure of our financial condition from measures and ratios determined under GAAP. The calculations of our Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities are presented in the table on page 23. Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. 16 Non-GAAP Measures and Supplemental Financial Information

Supplemental Financial Information

Net sales, gross profit dollars, gross profit percentages, sales mix, and gross profit mix by product category by fiscal quarter, Q4 2023 – Q3 2026 (unaudited)

In millions where dollars are presented. Rounded figures in this table may not agree to presentations in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere.

	Fiscal Quarter											
	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
Net sales by category:												
Specialty products	$ 550	$ 564	$ 512	$ 505	$ 525	$ 543	$ 479	$ 484	$ 519	$ 539	$ 504	$ 487
Structural products	263	250	219	211	223	237	230	227	228	229	222	226
Net sales	$ 813	$ 814	$ 731	$ 716	$ 749	$ 780	$ 709	$ 711	$ 747	$ 768	$ 726	$ 713
Net sales mix by category:												
Specialty products	68 %	69 %	70 %	71 %	70 %	70 %	68 %	68 %	69 %	70 %	69 %	68 %
Structural products	32 %	31 %	30 %	29 %	30 %	30 %	32 %	32 %	31 %	30 %	31 %	32 %
Gross profit $ by category:												
Specialty products	$ 103	$ 113	$ 93	$ 92	$ 87	$ 100	$ 90	$ 89	$ 100	$ 104	$ 104	$ 95
Structural products	28	27	24	21	21	19	21	25	25	18	24	24
Gross profit	$ 131	$ 140	$ 116	$ 113	$ 108	$ 120	$ 111	$ 113	$ 126	$ 122	$ 128	$ 119
Gross margin percentage by category:												
Specialty products	19 %	20 %	18 %	18 %	17 %	18 %	19 %	18 %	19 %	19 %	21 %	19 %
Structural products	11 %	11 %	11 %	10 %	9 %	8 %	9 %	11 %	11 %	8 %	11 %	11 %
Company gross margin %	16 %	17 %	16 %	16 %	14 %	15 %	16 %	16 %	17 %	16 %	18 %	17 %
Gross profit mix by category:												
Specialty products	78 %	81 %	80 %	81 %	81 %	84 %	81 %	78 %	80 %	85 %	81 %	80 %
Structural products	22 %	19 %	20 %	19 %	19 %	16 %	19 %	22 %	20 %	15 %	19 %	20 %

BLUELINX

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Non-GAAP Reconciliation / supplemental financial information

Adjusted Net Income (Loss) and Adjusted EPS reconciliation for fiscal quarters Q4 2023 - Q3 2026 (unaudited)

In thousands, except EPS amounts. Rounded figures in this table may not agree to presentations in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere.

	Fiscal Quarter											
	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
Net income (loss)	$ (625)	$ 6,406	$ (1,458)	$ (8,551)	$ 1,655	$ 4,310	$ 2,805	$ 5,272	$ 16,016	$ 14,336	$ 17,492	$ (18,124)
Adjustments:												
Share-based compensation expense	3,747	3,239	3,091	2,937	3,452	2,341	2,522	808	3,186	1,405	2,350	2,580
Realization of deferred gains on real estate	(984)	(983)	(984)	(983)	(984)	(983)	(984)	(982)	(984)	(984)	(984)	(982)
Gain from sale of property	—		—	—	—	—	—	—	(272)	—	—	—
Pension settlement and related expenses[1]	—		—	—	—	—	—	(255)	(2,226)	—	—	31,034
Acquisition-related expenses[2]	108	110	107	2,074	126	196	142	—	—	—	—	186
Business/Digital transformation initiatives[3]	2,369	1,029	1,000	—	—	—	—	—	—	—	—	—
Discontinuation of strategic product brand[4]	2,920	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other, net[5]	—	105	767	1,486	56	385	(2,400)	274	1,160	7	314	(784)
Inventory step-up adjustment	—	66	200	798	—	—	—	—	—	—	—	—
Estimated tax impacts of reconciling items[6]	(2,049)	(899)	(1,045)	(1,494)	(651)	(643)	233	38	(224)	(106)	(405)	11,891
Adjusted net income (loss) - non-GAAP	$ 5,486	$ 9,073	$ 1,678	$ (3,733)	$ 3,654	$ 5,606	$ 2,318	$ 5,155	$ 16,656	$ 14,658	$ 18,767	$ 25,801
Basic earnings (loss) per share	$ (0.07)	$ 0.82	$ (0.18)	$ (1.08)	$ 0.20	$ 0.54	$ 0.33	$ 0.63	$ 1.88	$ 1.65	$ 2.02	$ (2.08)
Diluted earnings (loss) per share	$ (0.07)	$ 0.81	$ (0.18)	$ (1.08)	$ 0.20	$ 0.54	$ 0.33	$ 0.62	$ 1.87	$ 1.65	$ 2.00	$ (2.08)
Weighted average shares outstanding - Basic	7,862	7,811	7,861	7,865	7,888	7,935	8,257	8,356	8,496	8,645	8,653	8,704
Weighted average shares outstanding - Diluted	7,862	7,859	7,861	7,865	7,946	7,977	8,328	8,431	8,528	8,686	8,741	8,704
Adjusted Basic EPS - non-GAAP	$ 0.69	$ 1.16	$ 0.21	$ (0.47)	$ 0.46	$ 0.70	$ 0.28	$ 0.61	$ 1.96	$ 1.69	$ 2.16	$ 2.96
Adjusted Diluted EPS - non-GAAP[7]	$ 0.68	$ 1.15	$ 0.21	$ (0.47)	$ 0.45	$ 0.70	$ 0.27	$ 0.61	$ 1.95	$ 1.68	$ 2.14	$ 2.94

(1) Reflects expenses and related adjustments to our previously disclosed settlement of the BlueLinx Corporation Hourly Retirement Plan (defined benefit) in 4Q 2023.
(2) Reflects primarily legal, professional, technology and other integration costs. Certain amounts for prior periods have been reclassified for Acquisition-related expenses and Restructuring and other.
(3) Mainly external consulting expenses related to the design and implementation of our business and digital transformation initiatives. Amounts for prior periods in fiscal 2026 reflect reclassifications from Restructuring and other, net.
(4) Strategic decision apart from normal inventory management activities.
(5) Represents severance expenses, gains from property insurance recoveries in 1Q 2025 from Hurricane Helene, net losses related to Hurricane Helene in 3Q 2024, certain professional and legal fees, technology expenses, and other one-time nonoperating expenses. Certain amounts for prior periods have been reclassified for Acquisition-related expenses, Restructuring and other, net, and the business/digital transformation initiatives..
(6) Income tax effect based on either a normalized income tax rate or the effective income tax rate.
(7) For Adjusted Diluted EPS - non-GAAP for 3Q 2026, 1Q 2026, 4Q 2025, and 4Q 2023, weighted average shares outstanding - diluted (in thousands) were 8,030, 7,943, 7,913, and 8,757, respectively, for the period.

BLUELINX
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The following schedule reconciles Net cash provided by (used in) operating activities to Free cash flow (non-GAAP) for Q4 2023 to Q3 2026 (unaudited) In millions. Rounded figures in this table may not agree to presentations in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere. 19 Non-GAAP Reconciliation Fiscal Quarter 3Q 2026 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 Net cash provided by (used in) operating activities $ 45 $ 11 $ (57) $ 62 $ 59 $ (27) $ (34) $ 19 $ 62 $ 36 $ (31) $ 76 Less: Property and equipment disbursements (5) (2) (3) (5) (6) (10) (6) (20) (8) (6) (5) (9) Free cash flow - non-GAAP $ 40 $ 9 $ (60) $ 56 $ 53 $ (36) $ (40) $ (2) $ 54 $ 30 $ (36) $ 67

Non-GAAP Reconciliation Net Working Capital by Fiscal Quarter Q4 2023 – Q3 2026 (unaudited) $ amounts in millions 20 Fiscal Quarter 3Q 2026 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 Receivables, net $311 $316 $297 $218 $269 $279 $276 $226 $278 $274 $288 $228 Inventories, net 375 375 372 326 346 391 400 356 341 358 371 344 686 691 668 544 615 670 675 582 619 632 659 572 Accounts payable 202 188 195 136 169 178 213 170 186 179 172 158 Net Working Capital $484 503 473 $408 $446 $492 $462 $412 $432 $453 $487 $414 Trailing 12 months Adjusted EBITDA $105 $95 $86 $83 $90 $105 $112 $131 $146 $160 $174 $183 Return on Working Capital 22% 19% 18% 20% 20% 21% 24% 32% 34% 35% 36% 44% Each component used to compute Net Working Capital in this table is determined in accordance with GAAP and reported in our consolidated balance sheets. Rounded figures in this presentation may not agree to presentation in other formats we've published such as earnings news releases, other earnings decks, or other similar materials presented elsewhere.

Non-GAAP Reconciliation / supplemental financial information

Adjusted EBITDA reconciliation by fiscal quarter, Q4 2023 – Q3 2026 (unaudited)

In millions except where percentages are presented. Some dollar amounts round to less than $1 million and therefore no amount is presented in the table below.

	Fiscal Quarter											
	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
Net income (loss)	$ (1)	$ 6	$ (1)	$ (9)	$ 2	$ 4	$ 3	$ 5	$ 16	$ 14	$ 17	$ (18)
Adjustments:												
Depreciation and amortization	12	11	12	11	10	10	10	9	10	10	9	8
Interest expense, net	10	9	9	9	9	8	7	5	5	5	5	4
Provision (benefit) for income taxes	3	5	—	(3)	—	2	1	2	6	5	6	10
Share-based compensation expense	4	3	3	3	3	2	3	1	3	1	2	3
Realization of deferred gains on real estate	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Pension settlement and related expenses[1]	—	—	—	—	—	—	—	—	(2)	—	—	31
Inventory step-up adjustment	—	—	—	1	—	—	—	—	—	—	—	—
Acquisition-related expenses[2]	—	—	—	2	—	—	—	—	—	—	—	—
Business/Digital transformation initiatives[3]	2	1	1	—	—	—	—	—	—	—	—	—
Discontinuation of strategic product brand[4]	3	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other, net[5]	—	—	1	1	—	1	(2)	—	1	—	1	(1)
Adjusted EBITDA - non-GAAP	$ 32	$ 36	$ 23	$ 14	$ 22	$ 27	$ 20	$ 22	$ 37	$ 34	$ 39	$ 36
Net Sales	$ 813	$ 814	$ 731	$ 716	$ 749	$ 780	$ 709	$ 711	$ 747	$ 768	$ 726	$ 713
Adjusted EBITDA Margin - non-GAAP	3.9 %	4.4 %	3.2 %	1.9 %	3.0 %	3.4 %	2.8 %	3.0 %	4.9 %	4.5 %	5.4 %	5.1 %

(1) Reflects expenses and adjustments related to our previously disclosed settlement of the BlueLinx Corporation Hourly Retirement Plan (defined benefit) in 4Q 2023.

(2) Reflects primarily legal, professional, technology and other integration costs. Certain amounts for prior periods have been reclassified for Acquisition-related expenses and Restructuring and other. Amounts for certain fiscal quarters round to less than $1 million.

(3) Composed mainly of external consulting expenses related to the design and implementation of our business and digital transformation initiatives. Amounts for prior periods in fiscal 2026 reflect reclassifications from Restructuring and other, net.

(4) Strategic decision apart from normal inventory management activities.

(5) Represents severance expenses, gains from property insurance recoveries in 1Q 2025 from Hurricane Helene, net losses related to Hurricane Helene in 3Q 2024, certain professional and legal fees, technology expenses, and other one-time nonoperating expenses. Certain amounts for prior periods have been reclassified for Acquisition-related expenses, Restructuring and other, net, and Business/Digital transformation initiatives. Amounts for certain fiscal quarters round to less than $1 million.

Note: Figures are rounded in this presentation to align with figures as presented in the deck. As a result, the rounded figures in this presentation may not agree to presentation in other formats we have published such as earnings releases, other earnings decks, or other similar materials presented elsewhere.

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Twelve-Month Trailing Adjusted EBITDA reconciliation by Fiscal Quarter, Q4 2023 – Q3 2026 (unaudited) In millions $. Some dollar amounts round to less than $1 million and therefore no amount is presented in the table below. 22 Non-GAAP Reconciliation (1) Reflects expenses related to our previously disclosed settlement of the BlueLinx Corporation Hourly Retirement Plan in 4Q 2023. (2) Reflects primarily legal, professional, technology and other integration costs. Certain amounts for prior periods have been reclassified for Acquisition-related expenses and Restructuring and other. Amounts for certain fiscal quarters round to less than $1 million. (3) Composed mainly of external consulting expenses related to the design and implementation of our business and digital transformation initiatives. Amounts for prior periods in fiscal 2026 reflect reclassifications from Restructuring and other, net. (4) Strategic decision apart from normal inventory management activities. (5) Represents severance expenses, gains from property insurance recoveries in 1Q 2025 from Hurricane Helene, net losses related to Hurricane Helene in 3Q 2024, certain professional and legal fees, technology expenses, and other one-time nonoperating expenses. Certain amounts for prior periods have been reclassified for Acquisition-related expenses, Restructuring and other, net, and Business/Digital transformation initiatives. Amounts for certain fiscal quarters round to less than $1 million. Note: Figures are rounded in this presentation to align with figures as presented in the deck. As a result, the rounded figures in this presentation may not agree to presentation in other formats we have published such as earnings releases, other earnings decks, or other similar materials presented elsewhere. Twelve-Month Trailing as of the End of Fiscal Quarter 3Q 2026 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 Net (loss) income $(4) $(2) $(4) $— $14 $28 $38 $53 $30 $ 38 $ 48 $ 49 Adjustments: Depreciation and amortization 46 44 42 40 38 38 39 38 37 36 34 32 Interest expense, net 37 36 35 32 29 25 21 19 18 19 21 24 Provision (benefit) for income taxes 4 1 (2) — 5 11 13 18 26 29 32 33 Share-based compensation expense 13 13 12 11 9 9 8 8 10 9 10 12 Realization of deferred gains on real estate (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) Pension settlement and related expenses(1) — — — — — (2) (2) (2) 29 32 32 33 Inventory step-up adjustment 1 1 1 1 — — — — — — — — Acquisition-related expenses(2) 2 2 3 3 — — — — — — — — Business/Digital transformation initiatives(3) 4 2 1 — — — — — — — — — Discontinuation of strategic product brand(4) 3 — — — — — — — — — — — Restructuring and other, net (5) 2 2 3 — (2) — (1) 2 1 — 1 4 Adjusted EBITDA - non-GAAP $105 $95 $86 $83 $90 $105 $112 $131 $146 $ 160 $ 174 $ 183

Non-GAAP Reconciliation / Supplemental Financial Information

The following schedule reconciles Total debt and finance leases to: Net debt (non-GAAP) and to Net debt excluding finance lease liabilities for real property (non-GAAP). The calculations of Net leverage ratio (non-GAAP) and Net leverage ratio excluding real property finance leases liabilities (non-GAAP) are also presented (unaudited).

	Fiscal Quarter											
	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
	($ amounts in thousands)											
Long term debt[1]	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000
Finance lease liabilities for equipment and vehicles	70,913	76,752	76,744	80,635	80,264	75,570	74,365	49,785	50,752	47,979	48,445	42,252
Finance lease liabilities for real property	238,789	239,382	240,001	240,644	241,540	241,987	242,390	242,758	243,058	243,359	243,622	243,174
Total debt and finance leases	609,702	615,954	616,745	621,279	621,804	617,557	616,755	592,543	593,810	591,338	592,067	585,426
Less: available cash and cash equivalents	349,817	318,178	319,087	385,843	429,360	386,765	449,020	505,622	526,281	491,392	481,309	521,743
Net debt (non-GAAP)	$ 259,885	$ 297,776	$ 297,658	$ 235,436	$ 192,444	$ 230,792	$ 167,735	$ 86,921	$ 67,529	$ 99,946	$ 110,758	$ 63,683
Net debt, excluding finance lease liabilities for real property (non-GAAP)	$ 21,096	$ 58,394	$ 57,657	$ (5,208)	$ (49,096)	$ (11,195)	$ (74,655)	$ (155,837)	$ (175,529)	$ (143,413)	$ (132,864)	$ (179,491)
Trailing twelve-month adjusted EBITDA (non-GAAP, see above reconciliations)	$ 104,723	$ 95,372	$ 86,494	$ 82,569	$ 90,215	$ 104,502	$ 112,133	$ 131,356	$ 146,290	$ 160,067	$ 174,651	$ 182,804
Net leverage ratio	2.5x	3.1x	3.4x	2.9x	2.1x	2.2x	1.5x	0.7x	0.5x	0.6x	0.6x	0.3x
Net leverage ratio excluding real property finance lease liabilities[2]	0.2x	0.6x	0.7x	(0.1x)	(0.5x)	(0.1x)	(0.7x)	(1.2x)	(1.2x)	(0.9x)	(0.8x)	(1.0x)

(1) For the periods presented above, our long-term debt is comprised of $300 million of senior-secured notes. These notes are presented under the long-term debt caption of our consolidated balance sheet net of unamortized discount and unamortized debt issuance costs. Our senior secured notes are presented in this table at their face value for the purposes of calculating our net leverage ratio.

(2) Net leverage ratio excluding finance lease obligations for real property is included within the terms of our revolving credit agreement.

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